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                                                                   EXHIBIT 10.43
                                 AMENDMENT TO
                                 ------------
          MASTER AGREEMENT FOR INFUSION THERAPY PRODUCTS AND SERVICES
          -----------------------------------------------------------

     AGREEMENT made and entered into as of the 26th day of April, 1998 by and between Vitalink Pharmacy Services, Inc. ("Vitalink") and ManorCare Health Services, Inc. ("MCHS").

     WHEREAS, Vitalink and MCHS have previously entered into that certain Master Agreement for Infusion Therapy Products and Services dated June 1, 1991 (the "Master Agreement"); and

     WHEREAS, Vitalink and MCHS desire to amend the Master Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein, and other good and sufficient consideration, receipt of which is acknowledged, the parties agree as follows:

     1. Section 12 of the Infusion Therapy Services Agreement which is attached as Exhibit A to the Master Agreement is replaced in its entirety by the following new Section 12:

          12. NON ASSIGNMENT. This Agreement may not be assigned, nor may any duties or obligations be subcontracted to any other person or entity without the prior written consent of the other party, which such consent shall not be unreasonably withheld. For the purposes of this Section 12, Facility shall not be required to consent to more that one (1) assignment of this Agreement, and may reasonably withhold its consent to the assignment of this Agreement by Contractor if the proposed assignee is not able to demonstrate to Facility's reasonable satisfaction that the proposed assignee:

               . is a financially responsible and reputable regional or national provider of infusion therapy products and services;

               . provides service and/or quality levels at least comparable to those currently provided by Contractor;

               . is in material compliance with applicable state and federal laws, rules and regulations; and

               . currently possesses, or will possess at the time services are to be provided, systems, protocols, policies and procedures which are compatible with and in compliance with those utilized by Facility and MCHS.

     2. Each Infusion Therapy Services Agreement for the Facilities shall be deemed to have

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been amended consistently with the terms, conditions and obligations contained herein.

     3. Except as specifically provided herein, the Master Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties enter into this Agreement on the date first above written.


                                         VITALINK PHARMACY SERVICES, INC.

ATTEST: /s/ Robert W. Horner, III        By: /s/ Scott T. Macomber
       -------------------------------      --------------------------------
                  Secretary
                                         Title: Senior Vice President
                                               -----------------------------


                                         MANORCARE HEALTH SERVICES, INC.


ATTEST: /s/ Leo H. Phillips, Jr.         By: /s/ James H. Rempe
       -------------------------------      --------------------------------
             Assistant Secretary
                                         Title: Senior Vice President
                                               -----------------------------

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